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Exhibit 10.1

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED UNLESS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS IS AVAILABLE.

                                                                         No. 2


                              GATEFIELD CORPORATION
                         6.25% Convertible Note Due 2005

$2,750,000.00                                              Fremont, California
                                                                August 2, 2000


                     --------------------------------------

         GateField Corporation, a Delaware corporation (the "Company"), for value received, hereby promises to pay to Actel Corporation, or registered assigns, the principal sum of Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000), together with interest (computed on the basis of a 360-day year) from the date hereof on the unpaid balance of such principal amount from time to time outstanding at the rate of 6.25% per annum. Interest shall accrue from the date of issuance of this Note and shall be due and payable quarterly from the date of issuance of this Note. All principal and any unpaid interest shall be due and payable on May 26, 2005, or, if earlier, thirty (30) thirty days following a Change in Ownership of the Company, as defined below.

         Payment of this Note is secured by a security interest in certain property of the Company pursuant to a security agreement of even date herewith between the Company and Actel Corporation (the "Security Agreement").

1.       CONVERSION.

         (a)      DEFINITIONS.

                  (i) "BENEFICIAL OWNER" shall be used in this Agreement as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

                  (ii) "CHANGE IN OWNERSHIP" shall mean the occurrence of any one of the following:


                           (A) Any Person is or shall have the right to become
                  the Beneficial Owner, directly or indirectly, of Voting Securities of such party representing 50% or more of the Total Voting Power of such party's Voting Securities.

                           (B) The shareholders of a party approving a merger or
                  consolidation of such party with any other corporation, other than a merger or consolidation that would result in the Voting Securities of such party outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation) 50% or more of the Total Voting Power represented by the Voting Securities of such party or such surviving corporation outstanding immediately after such merger or consolidation.


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                           (C) The shareholders of a party approving a plan of
                  dissolution or liquidation of such party or an agreement for the sale or disposition by such party of all or substantially all of such party's assets in one or a series of transactions.

                  (iii) "CONVERSION SECURITIES" shall mean Series C-2 Preferred Stock, each share of which shall be convertible, at the option of the holder, into 5.442176 shares of Common Stock.

                  (iv) "CONVERSION PRICE" shall mean $28.57142 per share of Conversion Securities.

                  (v) "PERSON" shall be used in this Agreement as defined under Sections 3(d) and 14(d) of the Securities Exchange Act of 1934, as amended.

                  (vi) "TOTAL VOTING POWER" shall mean the total number of votes that may be cast in the election of directors at a meeting of the shareholders of a corporation if all Voting Securities are present and voted to the fullest extent possible at such meeting.

                  (vii) "VOTING SECURITIES" shall mean all securities of a corporation entitled to vote generally in the election of directors.

         (b) OPTIONAL CONVERSION. The holder of this Note has the right, at its option, at any time and from time to time to convert all or a portion of the outstanding principal amount of this Note and unpaid interest thereon (the amount to be converted, the "Conversion Amount") into fully-paid and non-assessable shares of Conversion Securities. Upon conversion of this Note, the holder of this Note shall be entitled to a number of shares of Conversion Securities determined by dividing (A) the Conversion Amount by (B) the Conversion Price. Nothing contained in this Note shall be construed as conferring upon the holder of this Note any rights as a stockholder of the Company prior to the conversion of the Note pursuant to this Section 1(b).

         (c) EXERCISE OF OPTIONAL CONVERSION. In order to exercise the optional conversion privilege provided in Section 1(b) above, the holder of this Note shall surrender this Note to the Company during usual business hours at the Company's principal executive office, accompanied by written notice in form reasonably satisfactory to the Company that the holder elects to convert the principal amount of this Note or a portion hereof specified in such notice. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of capital stock that shall be issuable on such conversion shall be issued.

         (d) SURRENDER OF NOTE AND DELIVERY OF CERTIFICATES. When surrendered for optional conversion this Note shall, unless the shares issuable on conversion are to be issued in the same name as the name in which this Note is then registered, be duly endorsed by or accompanied by instruments of transfer in form reasonably satisfactory to the Company duly executed by, the holder or his or its duly authorized attorney. As promptly as practicable after the surrender of this Note for conversion and the receipt of the notice specified above, the Company shall deliver or cause to be delivered at its principal executive office to the holder a certificate or certificates for the number of full shares issuable upon the conversion of this Note, or portion hereof, in accordance with the provisions hereof. Such conversion shall be deemed to have been made at the time this Note shall have been surrendered for conversion and the notice specified above shall have been received by the Company at its principal executive office (the "Conversion Date"), and the holder in whose name any certificate or certificates for shares of Convertible Securities shall be issuable upon such conversion shall be deemed to have become on the Conversion


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Date the holder of record of the shares represented thereby. If less than the entire outstanding principal amount of this Note is being converted, a new Note shall promptly be delivered to the holder for the unconverted principal balance and shall be of like tenor as to all terms as the Note surrendered.

         (e) FRACTIONAL SHARES. No fractional shares of Conversion Securities shall be issuable upon conversion of this Note, but a payment in cash will be made in respect of any fraction of a share which would otherwise be issuable upon the surrender of this Note, or portion hereof, for conversion. Such payment shall be based on the fair market value of the Conversion Securities at the time of conversion of this Note, as determined in good faith by the Board of Directors of the Company.

2. ANTI-DILUTION PROVISIONS. Notwithstanding anything herein to the contrary, no adjustment or readjustment of the Conversion Price or the number of shares of Conversion Securities or other securities issuable upon conversion of this Note shall be made under the provisions hereof due to any event described below if an adjustment or readjustment is made pursuant to the Certificate of Designation of the Conversion Securities in the Conversion Price (as defined in such Certificate of Designation) due to such event.

         (a) STOCK SPLITS AND COMBINATIONS. If the Company shall at any time subdivide the outstanding shares of Conversion Securities, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Conversion Securities, the Conversion Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this section shall become effective at the close of business on the date the subdivision or combination becomes effective. A dividend on any security of the Company payable in Conversion Securities of the Company shall be considered a subdivision of Conversion Securities for purposes of this Section 2(a) at the close of business on the record date for the determination of holders of any security entitled to receive such dividend.

         (b) RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If the Conversion Securities issuable on conversion of this Note shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the holder of this Note shall, upon its conversion, be entitled to receive, in lieu of the Conversion Securities which the holder would have become entitled to receive but for such change, a number of shares of such other class or classes of stock that would have been subject to receipt by the holder if it had exercised its right to conversion of this Note immediately before that change.

         (c) REORGANIZATIONS, MERGERS OR SALE OF ASSETS. If at any time there shall be a capital reorganization of the Conversion Securities (other than a subdivision, combination, reclassification, or exchange of shares provided for elsewhere in this Note) or merger of the Company with or into another corporation (other than a merger upon which payment of this Note is due, unless the holder hereof waives the right to receive such payment), or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person (other than a sale upon which payment of this Note is due, unless the holder hereof waives the right to receive such payment), then, as a part of such reorganization, merger or sale, lawful provision shall be made so that the holder of this Note shall thereafter be entitled to receive upon conversion of this Note, during the period specified in this Note, and upon such conversion, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger, to which a holder of the Conversion Securities deliverable upon conversion of this Note would have been entitled on such capital reorganization, merger, or sale if this Note had been converted immediately before that capital reorganization, merger, or sale. In any such case, appropriate


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adjustment shall be made in the application of the provisions of this Note with respect to the rights of the holder after the reorganization, merger or sale to the end that the provisions of this Note (including adjustment of the conversion price then in effect and number of shares purchasable upon conversion of this
Note) shall be applicable after that event as nearly equivalent as may be practicable.

         (d) NOTICE OF ADJUSTMENT. The Company shall promptly give written notice of each adjustment or readjustment of the Conversion Price or the number of shares of Conversion Securities or other securities issuable upon conversion of this Note, by first class mail, postage prepaid, to the registered holder of this Note at the holder's address as shown on the Company `s books. The notice shall state that adjustment or readjustment and show in reasonable detail the facts on which that adjustment or readjustment is based.

         (e) NO CHANGE NECESSARY. The form of this Note need not be changed because of any adjustment in the Conversion Price or in the number of shares of Conversion Securities issuable upon its conversion. A Note issued after any adjustment on any partial conversion or upon replacement may continue to express the same Conversion Price and the same number of shares of Conversion Securities (appropriately reduced in the case of partial conversion) as are stated on this Note as initially issued, and that Conversion Price and that number of shares shall be considered to have been so changed as of the close of business on the date of adjustment.

         (f) RESERVATION OF STOCK. The Company covenants that it will at all times reserve and keep available, solely for issuance upon conversion of this Note, all shares of its Conversion Securities or other securities from time to time issuable upon conversion of this Note and if at any time the number of authorized but unissued shares of Conversion Securities or other securities shall not be sufficient to effect the conversion of this Note, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Conversion Securities or other securities to such number of shares or other securities as shall be sufficient for such purpose.

         (g) NO IMPAIRMENT. Without the consent of the holders of a majority in interest of this Note, the Company will not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of this Note against impairment.

         (h) NOTICES OF RECORD DATE. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to the holder of this Note at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

         (i) NOTICE. In case the Company proposes to take any action to effect the liquidation, dissolution or winding up of the Company, then the Company shall cause notice thereof to be mailed to the registered holder of this Note at least ten (10) days prior to the date when such liquidation, dissolution or winding up shall be effective.

3.       PREPAYMENT OF PRINCIPAL.
         This Note may be prepaid, in whole or in part, upon not less than thirty (30) days prior written notice to the holder of this Note.


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4.       DEFAULT.

         (a) The entire unpaid principal of this Note and all unpaid interest then accrued on this Note shall become and be immediately due and payable upon written demand of the holder of this Note, without any other notice or demand of any kind or any presentment or protest, and the holder shall have all of the rights and remedies afforded by applicable law, if any one of the following events (each, an "Event of Default") shall occur and be continuing at the time of such demand, whether voluntarily or involuntarily, or, without limitation, occurring or brought about by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental body:

                  (i) If default shall be made in the payment of principal or interest on this Note, and such default shall remain unremedied for thirty (30) days; or

                  (ii) If the Company (A) makes a composition or an assignment for the benefit of creditors or trust mortgage, (B) applies for, consents to, acquiesces in, files a petition seeking or admits (by answer, default or otherwise) the material allegations of a petition filed against it seeking the appointment of a trustee, receiver or liquidator, in bankruptcy or otherwise, of itself or of all or a substantial portion of its assets, or a reorganization, arrangement with creditors or other remedy, relief or adjudication available to or against a bankrupt, insolvent or debtor under any bankruptcy or insolvency law or any law affecting the rights of creditors generally, or (C) admits in writing its inability to pay its debts generally as they become due; or

                  (iii) If an order for relief shall have been entered by a bankruptcy court or if a decree, order or judgment shall have been entered adjudging the Company insolvent, or appointing a receiver, liquidator, custodian or trustee, in bankruptcy or otherwise, for it or for all or a substantial portion of its assets, or approving the winding-up or liquidation of its affairs on the grounds of insolvency or nonpayment of debts, and such order for relief, decree, order or judgment shall remain undischarged or unstayed for a period of thirty (30) days; or if any substantial part of the property of the Company is sequestered or attached and shall not be returned to the possession of the Company or such subsidiary or released from such attachment within thirty (30) days; or

                  (iv) The occurrence of any event of default under the Security Agreement after giving effect to any grace or cure period provided for therein.
         (b) Every amount overdue under this Note shall bear interest from and after the date on which such amount first became overdue at an annual rate that is two (2) percentage points above the rate per year specified in the first paragraph of this Note. Such interest on overdue amounts under this Note shall be payable on demand and shall accrue and be compounded monthly until the obligation of the Company with respect to the payment of such interest has been discharged (whether before or after judgment).

5.       GENERAL.

         (a) SUCCESSORS AND ASSIGNS. This Note, and the obligations and rights of the Company hereunder, shall be binding upon and inure to the benefit of the Company, the holder of this Note, and their respective heirs, successors and assigns; PROVIDED, HOWEVER, that neither the Company nor any holder of this Note may sell, assign, or otherwise transfer this Note or any part hereof, except in connection with a Change in Ownership of the Company or such holder, without the prior written consent


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of a majority in interest of this Note or the Company, respectively, which consent shall not be unreasonably withheld.

         (b) CHANGES. No change in or addition to this Note may be made or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), without the written consent of the Company and the holder of this Note.

         (c) CURRENCY. All payments shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts.

         (d) SET-OFF. All payments by the Company under this Note shall be made without set-off or counterclaim and be free and clear and without any deduction or withholding for any taxes or fees of any nature whatsoever, unless the obligation to make such deduction or withholding is imposed by law.

         (e) COSTS OF COLLECTION. The Company agrees to pay on demand all costs of collection, including reasonable attorneys' fees, incurred by the holder in enforcing the obligations of the Company under this Note.

         (f) WAIVERS. No delay or omission on the part of the Company or any holder in exercising any right under this Note shall operate as a waiver of such right or of any other right, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.

         (g) NOTICES. All notices, requests, consents and demands shall be made in writing and shall be mailed postage prepaid, or delivered by hand, to the Company or to the holder hereof at their respective addresses set forth below or to such other address as may be furnished in writing to the other party hereto:

                  If to the holder:
                  Actel Corporation
                  955 East Arques Avenue
                  Sunnyvale, California  94086
                  Attn:  President

                  If to the Company:
                  GateField Corporation
                  47436 Fremont Boulevard
                  Fremont, California  94538
                  Attn:  President

         (h) SATURDAYS, SUNDAYS, HOLIDAYS. If any date that may at any time be specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in Fremont, California shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.

         (i) ENTIRE AGREEMENT. This Note, together with the Security Agreement, constitutes the entire agreement between the holder and the Company and supersedes any prior understandings,


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agreements or representations by or between the holder and the Company, written or oral, with respect to the subject matter hereof.

         (j) GOVERNING LAW. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws (and not the law of conflicts) of the State of California.

         IN WITNESS WHEREOF, this Note has been executed and delivered as a sealed instrument on the date first above written by the duly authorized representative of the Company.


                                                         GATEFIELD CORPORATION

                                                    By:   /s/ Dr. Timothy Saxe
                                                           -------------------
                                                    Name:  Dr. Timothy Saxe
                                                           -------------------
                                                    Title: President & CEO
                                                           -------------------


[Corporate Seal]

ATTEST:  /s/ Lynne M. Bennett
         --------------------
               Secretary


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